UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 15, 2017

CSW INDUSTRIALS, INC.

(Exact Name Of Registrant As Specified In Charter)

Delaware	001-37454	47-2266942
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5420 Lyndon B. Johnson Freeway, Suite 500

Dallas, Texas 75240

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (214) 884-3777

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.03 Material Modification to Rights of Security Holders.

The information provided in Item 5.03 of this Current Report on Form 8-K regarding amendments to the Certificate of Incorporation and Bylaws of CSW Industrials, Inc. (the “Company”) is incorporated by reference into this Item 3.03.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As discussed under Item 5.07 of this Current Report on Form 8-K, on August 15, 2017, the Company’s stockholders approved amendments to Section VII of the Company’s Certificate of Incorporation to eliminate the classified structure of the Board of Directors and to implement majority voting in uncontested director elections.

In connection with the amendments to the Company’s Certificate of Incorporation, on August 15, 2017, the Company’s Board of Directors voted to amend the Company’s Bylaws, effective August 15, 2017. Sections 1.2, 1.7, 2.2, 2.3, and 2.4 of the Bylaws were amended to conform the provisions of the Bylaws to the amended provisions of the Certificate of Incorporation.

The foregoing description of the amendments to the Bylaws is qualified in its entirety by reference to the full text of, and should be read in conjunction with, the Bylaws, a copy of which is filed with this Current Report on Form 8-K as Exhibit 3.1 and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On August 15, 2017, the Company held its 2017 Annual Meeting of Stockholders (the “Meeting”). The number of shares present at the Meeting was 13,960,466, representing 87.9% of the 15,889,780 shares issued and outstanding that were entitled to vote on June 28, 2017, the record date for the Meeting.

Six items of business were submitted to stockholders at the Meeting. The voting results for each proposal are set forth below:

1.	Election of Directors. The director nominees listed below were duly elected at the Meeting for a three-year term expiring in 2020 pursuant to the following votes:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Linda Livingstone	6,273,769	5,820,062	1,866,635
William Quinn	6,305,410	5,788,421	1,866,635

2.	Advisory Vote on Executive Compensation. The proposal for approval, on an advisory basis, of the compensation of the Company’s named executive officers was approved pursuant to the following votes:

Votes FOR:	10,022,722
Votes AGAINST:	1,908,367
Votes ABSTAINED:	162,742
Broker Non-Votes:	1,866,635

3.	Charter Amendment to Eliminate the Classified Structure of the Board of Directors. The proposal to amend Section VII of the Company’s Certificate of Incorporation to eliminate the classified structure of the Board of Directors was approved pursuant to the following votes:

Votes FOR:	11,934,140
Votes AGAINST:	76,705
Votes ABSTAINED:	82,986
Broker Non-Votes:	1,866,635

4.	Charter Amendment to Implement Majority Voting in Uncontested Director Elections. The proposal to amend Section VII of the Company’s Certificate of Incorporation to implement majority voting in uncontested director elections was approved pursuant to the following votes:

Votes FOR:	12,005,741
Votes AGAINST:	29,534
Votes ABSTAINED:	58,556
Broker Non-Votes:	1,866,635

5.	Vote on the Material Terms of the Performance Goals Under the 2015 Equity and Incentive Compensation Plan. The proposal to approve the material terms for qualified performance goals under the Company’s 2015 Equity and Incentive Compensation Plan, as required by the performance-based compensation rules under Section 162(m) of the Internal Revenue Code, as amended, was approved pursuant to the following votes:

Votes FOR:	7,183,507
Votes AGAINST:	4,749,599
Votes ABSTAINED:	160,725
Broker Non-Votes:	1,866,635

6.	Ratification of Independent Registered Public Accounting Firm. Grant Thornton LLP was ratified to serve as the Company’s independent registered public accounting firm for fiscal 2018 pursuant to the following votes:

Votes FOR:	13,843,576
Votes AGAINST:	12,427
Votes ABSTAINED:	104,463
Broker Non-Votes:	0

No other matters were voted on at the Meeting.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit Number	Exhibit Description
3.1	Second Amended and Restated Certificate of Incorporation of CSW Industrials, Inc.
3.2	CSW Industrials, Inc. Amended and Restated Bylaws, adopted and effective August 15, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 16, 2017

By:	/s/ Luke E. Alverson
Name:	Luke E. Alverson
Title:	Senior Vice President, General Counsel & Secretary

EXHIBIT INDEX

Exhibit Number	Exhibit Description
3.1	Second Amended and Restated Certificate of Incorporation of CSW Industrials, Inc.
3.2	CSW Industrials, Inc. Amended and Restated Bylaws, adopted and effective August 15, 2017.